ALLIANCEBERNSTEIN CAP FUND, INC.

-AllianceBernstein U.S. Strategic Research Portfolio

-AllianceBernstein International Focus 40 Portfolio

Supplement dated May 1, 2013 to the Summary Prospectuses and Prospectus (the “Prospectuses”) dated November 1, 2012 for AllianceBernstein U.S. Strategic Research Portfolio and AllianceBernstein International Focus 40 Portfolio (the “Funds”).

At a meeting held on April 30-May 1, 2013, the Board of Directors of AllianceBernstein Cap Fund, Inc. approved the liquidation and termination of each Fund. The Funds have suspended sales of their shares pending the completion of the liquidations and the payment of liquidating distributions to their shareholders. The Funds expect to make the liquidating distributions on or shortly after June 27, 2013.

In connection with the liquidations, the Board approved the immediate suspension of each Fund’s distribution and/or service (Rule 12b-1) fees. The Board also approved the waiver of contingent deferred sales charges (“CDSCs”) upon redemptions of the Funds’ shares on or after the date of this Supplement. This CDSC waiver will also apply to redemptions of shares of other AllianceBernstein Mutual Funds that are acquired through exchange of a Fund’s shares on or after the date of this Supplement.

Shareholders may redeem shares of a Fund, and may exchange shares of a Fund for shares of the same class of other AllianceBernstein Mutual Funds, until June 26, 2013. Shareholders should be aware that the Funds will convert their assets to cash and/or cash equivalents approximately three weeks before the liquidating distributions are made to shareholders. After a Fund converts its assets to cash, the Fund will no longer be pursuing its stated investment objective or engaging in any business activities except for the purposes of winding up its business and affairs, preserving the value of its assets, paying its liabilities, and distributing its remaining assets to shareholders.

This Supplement should be read in conjunction with the Prospectuses for the Funds.

You should retain this Supplement with your Prospectus for future reference.

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